FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS
Supplement to Prospectus Dated
October 31, 2002
For Contracts Issued in New York

For Contracts issued in New York, the prospectus is modified in the following respects:

1. On pages 4 and 27-Contracts issued with premium allocated to the DCA Fixed Account will have the following Surrender Charges:

        Contract Year          Percent Applied
            1                        7%
            2                        6%
            3                        5%
            4                        4%
            5                        3%
            6                        2%
            7                        1%

2. On pages 4 and 28-There is no commuted value charge for the surrender of a life income settlement option.

3. On pages 16 and 17-The allocation period for a Fixed Period Allocation will not exceed 10 years. We will notify you at least 45 days and not more than 75 days before the end of an allocation period for a Fixed Period Allocation.

4. On page 17-The formula for determining the Market Value Adjustment is [(1 + i)/(1 + j]^(n/12) -1.

5. On page 19-The last sentence under the heading "Purchasing a Contract" is deleted and replaced with the following sentence: The total amount of premiums allocated to the Fixed Account and the Fixed Period Allocations may not exceed $500,000.

6. On page 22-The Premium Accumulation Death Benefit and the Earnings Addition Death Benefit are not available.

7. On page 26-Control of a juvenile contract transfers to the Annuitant on the Contract Anniversary after the Annuitant's 16th birthday.

8. On page 27-The Surrender Charge will not be waived if the Annuitant becomes unemployed.

9. On page 29-For all Contracts (including those issued in a Qualified Plan), the Annuity Date stated in the Contract is the later of (a) the Contract Anniversary on which the Annuitant attains Age 90 (or, if there are two Annuitants, the Contract Anniversary on which the older Annuitant attains Age 90) or (b) seven years after the Issue Age, except that you may select a later date subject to our approval.

The date of this supplement is November 19, 2002.

For Use in New York Only
Please include this supplement with your prospectus